Exhibit 10.12

STOCK PLEDGE AGREEMENT

This Stock Pledge Agreement (as amended, modified, restated or supplemented from time to time, this “Agreement”), dated as of September 28, 2007, among LV
ADMINISTRATIVE SERVICES, INC., as administrative and collateral agent for the Creditor
Parties (as defined below) (the “Pledgee”), eLEC Communications Corp., a New York
corporation (the “Company”), and each of the other undersigned parties (the Company and each such other undersigned party, a “Pledgor” and collectively, the “Pledgors”).

BACKGROUND

The Company has entered into a Securities Purchase Agreement, dated as of the date hereof (as amended, modified, restated or supplemented from time to time, the “Securities
Purchase Agreement”) pursuant to which the Creditor Parties (as defined in the Securities
Purchase Agreement) party thereto provide or will provide certain financial accommodations to the Company.

In order to induce the Pledgee and the other Creditor Parties to provide or continue to provide the financial accommodations described in the Securities Purchase Agreement, each
Pledgor has agreed to pledge and grant a security interest in the collateral described herein to the
Pledgee on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.	Defined Terms. All capitalized terms used herein which are not defined shall have the meanings given to them in the Securities Purchase Agreement.

2.	Pledge and Grant of Security Interest. To secure the full and punctual payment and performance of (the following clauses (a) and (b), collectively, the “Obligations”) (a) all obligations owing to Pledgee and the other Creditor Parties under the Securities Purchase
Agreement and the Related Agreements, as each may be amended, restated, modified and/or supplemented from time to time, collectively, the “Documents”) and (b) all other indebtedness, obligations and liabilities of each Pledgor to the Pledgee and the other Creditor Parties, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise (in each case, irrespective of the genuineness, validity, regularity or enforceability of such Indebtedness, or of any instrument evidencing any of the
Indebtedness or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of such in any case commenced by or against any Pledgor under Title 11, United States Code, including, without limitation, indebtedness, obligations of each Pledgor for post-petition interest, fees, costs and charges that would have accrued or been added to the Indebtedness but for the commencement of such case), each Pledgor hereby pledges, assigns, hypothecates, transfers and grants a security interest to the Pledgee, for the ratable benefit of the Creditor Parties, in all of the following (the
“Collateral”):

(a) the shares of stock or other equity interests set forth on Schedule A annexed hereto and expressly made a part hereof (together with any additional shares of stock or other equity interests acquired by any Pledgor, the “Pledged Stock”), the certificates representing the Pledged Stock and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;

(b) all additional shares of stock or other equity interests of any issuer (each, an “Issuer”) of the Pledged Stock from time to time acquired by any Pledgor in any manner, including, without limitation, stock dividends or a distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off (which shares shall be deemed to be part of the Collateral), and the certificates representing such additional shares, and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

(c) all options and rights, whether as an addition to, in substitution of or in exchange for any shares of any Pledged Stock and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such options and rights.

3. Delivery of Collateral. All certificates representing or evidencing the Pledged
Stock shall be delivered to and held by or on behalf of Pledgee pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignments in blank, all in form and substance satisfactory to the Pledgee. Each Pledgor hereby authorizes the Issuer upon demand by the Pledgee to deliver any certificates, instruments or other distributions issued in connection with the Collateral directly to the Pledgee, in each case to be held by the Pledgee, subject to the terms hereof. If an Event of Default (as defined below) has occurred and is continuing beyond any applicable grace period, the Pledgee shall have the right, during such time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Pledgee or any of its nominees any or all of the Pledged Stock. In addition, the Pledgee shall have the right at such time to exchange certificates or instruments representing or evidencing Pledged Stock for certificates or instruments of smaller or larger denominations. Notwithstanding anything contained herein to the contrary, Pledgee acknowledges that all certificates representing or evidencing the Pledged Stock have been previously delivered to Laurus Master Fund, Ltd.
(“Laurus”) as collateral security for the Pledgor’s obligations to Laurus. The Pledgee hereby agrees that, so long as the Pledged Stock is pledged to Laurus and Laurus is in possession of such certificates, such certificates shall not be required to be delivered to the Pledgee; provided, however, that once Laurus terminates its security interest in such Pledged Stock the certificates shall be delivered to the Pledgee to be held by the Pledgee in accordance with the terms of this
Agreement.

4. Representations and Warranties of each Pledgor. Each Pledgor jointly and severally represents and warrants to the Pledgee (which representations and warranties shall be

2

deemed to continue to be made until all of the Indebtedness has been paid in full and each
Document and each agreement and instrument entered into in connection therewith has been irrevocably terminated) that:

(a) the execution, delivery and performance by each Pledgor of this
Agreement and the pledge of the Collateral hereunder do not and will not result in any violation of any agreement, indenture, instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to any Pledgor;

(b) this Agreement constitutes the legal, valid, and binding obligation of each
Pledgor enforceable against each Pledgor in accordance with its terms;

(c) (i) all Pledged Stock owned by each Pledgor is set forth on Schedule A hereto and (ii) each Pledgor is the direct and beneficial owner of each share of the Pledged
Stock;

(d) all of the shares of the Pledged Stock have been duly authorized, validly issued and are fully paid and non-assessable;

(e) no consent or approval of any person, corporation, governmental body, regulatory authority or other entity, is or will be necessary for (i) the execution, delivery and performance of this Agreement, (ii) the exercise by the Pledgee of any rights with respect to the
Collateral or (iii) the pledge and assignment of, and the grant of a security interest in, the
Collateral hereunder;

(f) there are no pending or, to the best of Pledgor’s knowledge, threatened actions or proceedings before any court, judicial body, administrative agency or arbitrator which may materially adversely affect the Collateral;

(g) each Pledgor has the requisite power and authority to enter into this
Agreement and to pledge and assign the Collateral to the Pledgee, for the ratable benefit of the
Creditor Parties, in accordance with the terms of this Agreement;

(h) each Pledgor owns each item of the Collateral pledged by it hereunder and, except for the pledge and security interest granted to Laurus and to the Pledgee hereunder, immediately following the closing of the transactions contemplated by the Documents, the
Collateral shall be free and clear of any other security interest, pledge, claim, lien, charge, hypothecation, assignment, offset or encumbrance whatsoever (collectively, “Liens”);

(i) there are no restrictions on transfer of the Pledged Stock contained in the certificate of incorporation or by-laws (or equivalent organizational documents) of the Issuer or otherwise which have not otherwise been enforceably and legally waived by the necessary parties;

(j) none of the Pledged Stock has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

3

(k) the pledge and assignment of the Collateral and the grant of a security interest under this Agreement vest in the Pledgee, for the ratable benefit of the Creditor Parties, all rights of each Pledgor in the Collateral as contemplated by this Agreement; and

(l) the Pledged Stock includes one hundred percent (100%) of the issued and outstanding shares of capital stock of each Pledgor (other than the Company).

5. Covenants. Each Pledgor jointly and severally covenants that, until the
Indebtedness shall be satisfied in full and each Document and each agreement and instrument entered into in connection therewith is irrevocably terminated:

(a) No Pledgor will sell, assign, transfer, convey, or otherwise dispose of its rights in or to the Collateral or any interest therein; nor will any Pledgor create, incur or permit to exist any Lien whatsoever with respect to any of the Collateral or the proceeds thereof other than that created hereby.

(b) Each Pledgor will, at its expense, defend the Pledgee’s right, title and security interest in and to the Collateral against the claims of any other party.

(c) Each Pledgor shall at any time, and from time to time, upon the written request of the Pledgee, execute and deliver such further documents and do such further acts and things as the Pledgee may reasonably request in order to effect the purposes of this Agreement including, but without limitation, delivering to the Pledgee, upon the occurrence of an Event of
Default, irrevocable proxies in respect of the Collateral in form satisfactory to the Pledgee. Until receipt thereof, upon an Event of Default that has occurred and is continuing beyond any applicable grace period, this Agreement shall constitute each Pledgor’s proxy to the Pledgee or its nominee to vote all shares of Collateral then registered in such Pledgor’s name.

(d) No Pledgor will consent to or approve the issuance of (i) any additional shares of any class of capital stock or other equity interests of the Issuer; or (ii) any securities convertible either voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or any securities exchangeable for, any such shares, unless, in either case, such shares are pledged as Collateral pursuant to this Agreement.

6. Voting Rights and Dividends. In addition to the Pledgee’s rights and remedies set forth in Section 8 hereof, in case an Event of Default shall have occurred and be continuing, beyond any applicable cure period, the Pledgee shall (i) be entitled to vote the Collateral, (ii) be entitled to give consents, waivers and ratifications in respect of the Collateral (each Pledgor hereby irrevocably constituting and appointing the Pledgee, with full power of substitution, the proxy and attorney-in-fact of each Pledgor for such purposes) and (iii) be entitled to collect and receive for its own use cash dividends paid on the Collateral. Unless and until there shall have occurred and be continuing an Event of Default, each Pledgor shall be permitted to exercise or refrain from exercising any voting rights or other powers; provided that, in each case, no vote shall be cast or any consent, waiver or ratification given or any action taken or omitted to be taken if, in the reasonable judgment of the Pledgee, such action would have a material adverse effect on the value of the Collateral or any part thereof; and, provided, further, that each Pledgor shall give at least five (5) days’ written notice of the manner in which such Pledgor intends to

4

exercise, or the reasons for refraining from exercising, any voting rights or other powers other than with respect to any election of directors and voting with respect to any incidental matters.
Following the occurrence of an Event of Default, all rights of each Pledgor to vote and to give consents, waivers and ratifications shall cease and all dividends and all other distributions in respect of any of the Collateral, shall be delivered to the Pledgee to hold as Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Pledgee, be segregated from the other property or funds of any other Pledgor, and be forthwith delivered to the Pledgee as
Collateral in the same form as so received (with any necessary endorsement).

7. Event of Default. An “Event of Default” under this Agreement shall be deemed to have occurred and may be declared by the Pledgee upon the happening of any of the following events:

(a) An “Event of Default” under any Document or any agreement or note related to any Document shall have occurred and be continuing beyond any applicable cure period; or

(b) Any portion of the Collateral is subjected to a levy of execution, attachment, distraint or other judicial process or any portion of the Collateral is the subject of a claim (other than by the Pledgee) of a Lien or other right or interest in or to the Collateral and such levy or claim shall not be cured, disputed or stayed within a period of fifteen (15) business days after the Pledgee or any of its subsidiaries has knowledge thereof.

8. Remedies. In case an Event of Default shall have occurred and is declared by the
Pledgee, the Pledgee may (subject to the rights of Laurus):

(a) Transfer any or all of the Collateral into its name, or into the name of its nominee or nominees;

(b) Exercise all corporate rights with respect to the Collateral including, without limitation, all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Collateral as if it were the absolute owner thereof, including, but without limitation, the right to exchange, at its discretion, any or all of the
Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Issuer thereof, or upon the exercise by the Issuer of any right, privilege or option pertaining to any of the Collateral, and, in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine, all without liability except to account for property actually received by it; and

(c) Subject to any requirement of applicable law, sell, assign and deliver the whole or, from time to time, any part of the Collateral at the time held by the Pledgee, at any private sale or at public auction, with or without demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (all of which are hereby waived, except such notice as is required by applicable law and cannot be waived), for cash or credit or for other property for immediate or future delivery, and for such price or prices and on such terms as the
Pledgee in its sole discretion may determine, or as may be required by applicable law.

5

Each Pledgor hereby waives and releases any and all right or equity of redemption, whether before or after sale hereunder. At any such sale, unless prohibited by applicable law, the Pledgee may bid for and purchase the whole or any part of the Collateral so sold free from any such right or equity of redemption. All moneys received by the Pledgee hereunder, whether upon sale of the Collateral or any part thereof or otherwise, shall be held by the Pledgee and applied by it as provided in Section 10 hereof. No failure or delay on the part of the Pledgee in exercising any rights hereunder shall operate as a waiver of any such rights nor shall any single or partial exercise of any such rights preclude any other or future exercise thereof or the exercise of any other rights hereunder. The Pledgee shall have no duty as to the collection or protection of the Collateral or any income thereon nor any duty as to preservation of any rights pertaining thereto, except to apply the funds in accordance with the requirements of
Section 10 hereof. The Pledgee may exercise its rights with respect to property held hereunder without resort to other security for or sources of reimbursement for the Indebtedness. In addition to the foregoing, Pledgee shall have all of the rights, remedies and privileges of a secured party under the Uniform Commercial Code of New York (the “UCC”) regardless of the jurisdiction in which enforcement hereof is sought.

9. Private Sale. Each Pledgor recognizes that the Pledgee may be unable to effect
(or to do so only after delay which would adversely affect the value that might be realized from the Collateral) a public sale of all or part of the Collateral by reason of certain prohibitions contained in the Securities Act, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such
Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor agrees that any such private sale may be at prices and on terms less favorable to the seller than if sold at public sales and that such private sales shall be deemed to have been made in a commercially reasonable manner. Each Pledgor agrees that the Pledgee has no obligation to delay sale of any Collateral for the period of time necessary to permit the Issuer to register the Collateral for public sale under the Securities Act.

10. Proceeds of Sale. The proceeds of any collection, recovery, receipt, appropriation, realization or sale of the Collateral shall be applied by the Pledgee as follows:

(a) First, to the payment of all costs, reasonable expenses and charges of the
Pledgee and to the reimbursement of the Pledgee for the prior payment of such costs, reasonable expenses and charges incurred in connection with the care and safekeeping of the Collateral
(including, without limitation, the reasonable expenses of any sale or any other disposition of any of the Collateral), the expense of any taking, attorneys’ fees and reasonable expenses, court costs, any other fees or expenses incurred or expenditures or advances made by the Pledgee in the protection, enforcement or exercise of its rights, powers or remedies hereunder;

(b) Second, to the payment of the Indebtedness, in whole or in part, in such order as the Pledgee may elect, whether or not such Indebtedness is then due;

(c) Third, to such persons, firms, corporations or other entities as required by applicable law including, without limitation, Section 9-615(a)(3) of the UCC; and

6

(d) Fourth, to the extent of any surplus to the Pledgors or as a court of competent jurisdiction may direct.

In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale are insufficient to satisfy the Indebtedness, each Pledgor shall be jointly and severally liable for the deficiency plus the costs and fees of any attorneys employed by the
Pledgee to collect such deficiency.

11. Waiver of Marshaling. Each Pledgor hereby waives any right to compel any marshaling of any of the Collateral.

12. No Waiver. Any and all of the Pledgee’s rights with respect to the Liens granted under this Agreement shall continue unimpaired, and Pledgor shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) the bankruptcy, insolvency or reorganization of any Pledgor, (b) the release or substitution of any item of the Collateral at any time, or of any rights or interests therein, or (c) any delay, extension of time, renewal, compromise or other indulgence granted by the Pledgee in reference to any of the Indebtedness.
Each Pledgor hereby waives all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consents to be bound hereby as fully and effectively as if such Pledgor had expressly agreed thereto in advance. No delay or extension of time by the Pledgee in exercising any power of sale, option or other right or remedy hereunder, and no failure by the Pledgee to give notice or make demand, shall constitute a waiver thereof, or limit, impair or prejudice the Pledgee’s right to take any action against any Pledgor or to exercise any other power of sale, option or any other right or remedy.

13. Expenses. The Collateral shall secure, and each Pledgor shall pay to the Pledgee on demand, from time to time, all reasonable costs and expenses, (including but not limited to, reasonable attorneys’ fees and costs, taxes, and all transfer, recording, filing and other charges)
of, or incidental to, the custody, care, transfer, administration of the Collateral or any other collateral, or in any way relating to the enforcement, protection or preservation of the rights or remedies of the Pledgee under this Agreement or with respect to any of the Indebtedness.

14. The Pledgee Appointed Attorney-In-Fact and Performance by the Pledgee. Upon
the occurrence of an Event of Default, each Pledgor hereby irrevocably constitutes and appoints the Pledgee as such Pledgor’s true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and to do in such Pledgor’s name, place and stead, all such acts, things and deeds for and on behalf of and in the name of such Pledgor, which such Pledgor could or might do or which the Pledgee may deem necessary, desirable or convenient to accomplish the purposes of this Agreement, including, without limitation, to execute such instruments of assignment or transfer or orders and to register, convey or otherwise transfer title to the Collateral into the Pledgee’s name. Each Pledgor hereby ratifies and confirms all that said attorney-in-fact may so do and hereby declares this power of attorney to be coupled with an interest and irrevocable. If any Pledgor fails to perform any agreement herein contained, the Pledgee may itself perform or cause performance thereof, and any costs and expenses of the
Pledgee incurred in connection therewith shall be paid by the Pledgors as provided in Section 10 hereof.

7

15. Waivers. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY
RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF
ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT,
DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION
HEREWITH OR THEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED
OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR THERETO OR
ANY OTHER AGREEMENT EXECUTED OR DELIVERED BY THEM IN CONNECTION
HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH
CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER
SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HERETO
HEREBY AGREES AND CONSENTS THAT ANY CLAIM, DEMAND, ACTION OR
CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND
THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS
SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH
PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

16. Recapture. Notwithstanding anything to the contrary in this Agreement, if the
Pledgee or any other Creditor Party receives any payment or payments on account of the
Indebtedness, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors’ rights generally, common law or equitable doctrine, then to the extent of any sum not finally retained by the Pledgee or such other Creditor Party, each Pledgor’s obligations to the Pledgee and the other Creditor Parties shall be reinstated and this Agreement shall remain in full force and effect (or be reinstated) until payment shall have been made to the
Pledgee and the other Creditor Parties, which payment shall be due on demand.

17. Captions. All captions in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

18. Miscellaneous.

(a) This Agreement constitutes the entire and final agreement among the parties with respect to the subject matter hereof and may not be changed, terminated or otherwise varied except by a writing duly executed by the parties hereto.

(b) No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

(c) In the event that any provision of this Agreement or the application thereof to any Pledgor or any circumstance in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law, such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this

8

Agreement and the application of any such invalid or unenforceable provision to parties, jurisdictions, or circumstances other than to whom or to which it is held invalid or unenforceable shall not be affected thereby, nor shall same affect the validity or enforceability of any other provision of this Agreement.

(d) This Agreement shall be binding upon each Pledgor, and each Pledgor’s successors and assigns, and shall inure to the benefit of the Pledgee and its successors and assigns for the ratable benefit of the Creditor Parties.

(e) Any notice or other communication required or permitted pursuant to this
Agreement shall be given in accordance with the Securities Purchase Agreement.

(f) This Agreement shall be governed by and construed and enforced in all respects in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.

(g) EACH PLEDGOR EXPRESSLY CONSENTS TO THE JURISDICTION
AND VENUE OF EACH COURT OF COMPETENT JURISDICTION LOCATED IN THE
STATE OF NEW YORK FOR ALL PURPOSES IN CONNECTION WITH THIS
AGREEMENT. ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR
INDIRECTLY ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED
TO OR CONNECTED WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN A
STATE COURT LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK.
EACH PLEDGOR FURTHER CONSENTS THAT ANY SUMMONS, SUBPOENA OR
OTHER PROCESS OR PAPERS (INCLUDING, WITHOUT LIMITATION, ANY NOTICE
OR MOTION OR OTHER APPLICATION TO EITHER OF THE AFOREMENTIONED
COURTS OR A JUDGE THEREOF) OR ANY NOTICE IN CONNECTION WITH ANY
PROCEEDINGS HEREUNDER, MAY BE SERVED INSIDE OR OUTSIDE OF THE STATE
OF NEW YORK OR THE SOUTHERN DISTRICT OF NEW YORK BY REGISTERED OR
CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY PERSONAL SERVICE
PROVIDED A REASONABLE TIME FOR APPEARANCE IS PERMITTED, OR IN SUCH
OTHER MANNER AS MAY BE PERMISSIBLE UNDER THE RULES OF SAID COURTS.
EACH PLEDGOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY
ACTION INSTITUTED HEREON AND SHALL NOT ASSERT ANY DEFENSE BASED ON
LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

(h) It is understood and agreed that any person or entity that desires to become a Pledgor hereunder, or is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of any Document, shall become a Pledgor hereunder by (x)
executing a Joinder Agreement in form and substance satisfactory to the Pledgee, (y) delivering supplements to such exhibits and annexes to such Documents as the Pledgee shall reasonably request and (z) taking all actions as specified in this Agreement as would have been taken by such Pledgor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Pledgee and with all documents and actions required above to be taken to the reasonable satisfaction of the Pledgee.

9

(i) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission shall be deemed an original signature hereto.

[Remainder of Page Intentionally Left Blank]

10

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first written above.

eLEC COMMUNICATIONS CORP.

By: /s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer

VOX COMMUNICATIONS CORP.

By: /s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer

AVI HOLDING CORP.

By: /s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer

TELCOSOFTWARE.COM CORP.

By: /s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer

LINE ONE, INC.

By: /s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer

Additional Signatures Appear on Following Page]

LV ADMINISTRATIVE SERVICES, INC.,
as Agent

By: Valens Capital Management, LLC, as
investment manager

By: /s/ Pat Regan
Name: Pat Regan
Title: Authorized Signatory